UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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QUICKLOGIC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUICKLOGIC CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, APRIL 20, 2004

The Annual Meeting of Stockholders of QUICKLOGIC CORPORATION, a Delaware corporation, will be held at QuickLogic’s offices located at 1277 Orleans Drive, Sunnyvale, California 94089, on Tuesday, April 20, 2004, at 10:00 a.m., local time, for the following purposes:

1.                To elect one (1) Class II director to serve for a term of three years;

2.                To ratify the appointment of PricewaterhouseCoopers LLP as QuickLogic’s independent auditors for the fiscal year ending December 31, 2004; and

3.                To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on February 27, 2004 will be entitled to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders may also be able to submit their proxy over the Internet or by telephone. Stockholders attending the meeting may vote in person even if they have returned a proxy.

For the Board of Directors,

E. Thomas Hart
Chairman, President and Chief Executive Officer

Sunnyvale, California
March 17, 2004

QUICKLOGIC CORPORATION

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

General

The accompanying proxy is solicited by the Board of Directors of QuickLogic Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Tuesday, April 20, 2004, at 10:00 a.m., local time, or at any adjournment or postponement thereof. The meeting will be held at QuickLogic’s offices located at 1277 Orleans Drive, Sunnyvale, California 94089. QuickLogic’s telephone number at that address is (408) 990-4000. At the meeting, only stockholders of record at the close of business on February 27, 2004, the record date, will be entitled to vote. On February 27, 2004, QuickLogic’s outstanding capital stock consisted of 24,843,441 shares of common stock. At the meeting, the stockholders will be asked:

1.                To elect one (1) Class II director to serve for a term of three years;

2.                To ratify the appointment of PricewaterhouseCoopers LLP as QuickLogic’s independent auditors for the fiscal year ending December 31, 2004; and

3.                To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

This Proxy Statement and form of proxy were first sent or given to stockholders entitled to vote at the Annual Meeting on or about March 25, 2004, together with our 2003 Annual Report to Stockholders.

Voting

Each stockholder is entitled to one vote for each share of common stock held on all matters presented at the meeting.

Election of Directors

Holders of all outstanding shares of QuickLogic’s common stock, voting together as a single class, have the right to elect one Class II director to the Board of Directors. The director will be elected by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the meeting. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Delaware law.

Ratification of Appointment of Auditors

Ratification of the appointment of PricewaterhouseCoopers LLP as QuickLogic’s independent auditors requires the affirmative vote of a majority of the total voting power of the shares of our common stock represented in person or by proxy at the meeting and entitled to vote on the proposal, voting together as a single class.

Voting Electronically via the Internet or by Telephone

Stockholders whose shares are registered in their own names may vote either via mail, the Internet or by telephone. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm and you have not elected to receive your Proxy Statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of this Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your proxy card will provide instructions. If your proxy card does not reference Internet or telephone information, please complete, sign and return the proxy card in the self-addressed, postage paid envelope provided. Stockholders who elected to receive the Proxy Statement and Annual Report over the Internet will be receiving an email on or about March 25, 2004 with information on how to access stockholder information and instructions for voting.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by QuickLogic. QuickLogic may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record. It is contemplated that proxies will be solicited principally through the mail, but our directors, officers and regular employees may, without additional compensation, solicit proxies personally or by telephone, facsimile or special letter.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Quorum; Abstentions; Broker Non-Votes

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of our stock outstanding on the record date will constitute a quorum. As of the close of business on the record date, there were 24,843,441 shares of our common stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Directors are elected based on a plurality of the votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter.

Deadline for Receipt of Stockholder Proposals

Proposals that stockholders seek to have included in the Proxy Statement for our 2005 Annual Meeting of Stockholders must be received by us at our principal executive offices no later than November 25, 2004.

If a stockholder intends to present a proposal at our 2005 Annual Meeting of Stockholders, but does not intend to have it included in our 2005 Proxy Statement, the proposal must be delivered to us between January 14, 2005 and February 9, 2005.

PROPOSAL ONE:

ELECTION OF DIRECTORS

QuickLogic’s Board of Directors is currently comprised of six (6) members, divided into three classes with overlapping three-year terms. As a result, a portion of our Board of Directors will be elected each year. Gary H. Tauss has been designated a Class II director whose term expires at the 2004 Annual Meeting of Stockholders. E. Thomas Hart and Alan B. Lefkof have been designated Class III directors whose terms expire at the 2005 Annual Meeting of Stockholders. In May 2003, the Board of Directors of the Company nominated and designated Henry C. Montgomery a Class III director whose term expires at the 2005 Annual Meeting of Stockholders. Donald P. Beadle and Michael J. Callahan have been designated Class I directors whose terms expire at the 2006 Annual Meeting of Stockholders. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. There are no family relationships between any of our directors or executive officers.

Hua-Thye Chua, a co-founder of QuickLogic, has served as a member of our Board of Directors since QuickLogic’s inception in April 1988. Effective February 27, 2004, Mr. Chua resigned as an active director and became Director Emeritus of QuickLogic. Mr. Chua has played an essential role in the success of QuickLogic, serving in a variety of capacities including Vice President, Process Technology and Vice President of Technology Development. Mr. Chua, together with John Birkner, is credited with inventing the programmable-array logic (PAL) technology at Monolithic Memories, Inc. in the 1970’s. Mr. Chua holds several patents related to circuit design, and was also an MMI Fellow. Mr. Chua was named to Electronic Design magazine’s engineering hall of fame in 2002.

Nominee for Class II Director

One Class II director is to be elected at the Annual Meeting of Stockholders for a three-year term ending in 2007. The Board of Directors has nominated Gary H. Tauss as a Class II director. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the reelection of Mr. Tauss. QuickLogic expects that Mr. Tauss will accept such nomination. In the event that Mr. Tauss is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the Nominating and Corporate Governance Committee of the Board of Directors. The term of office of the person elected as director will continue until such director’s term expires in 2007 or until such director’s successor has been elected and qualified or until his earlier death, resignation or removal.

Required Vote

The nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as a director. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under Delaware law.

Recommendation of the Board of Directors

QUICKLOGIC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR”GARY H. TAUSS AS DIRECTOR.

Directors and Nominee for Director

The following table sets forth information concerning the nominee for director.

Name	Age	Position
Gary H. Tauss	49	Director

Gary H. Tauss has served as a member of our Board of Directors since June 2002. Since September 2002, Mr. Tauss has been President, Chief Executive Officer and a director of LongBoard, Inc., a provider of voice-over-IP infrastructure software solutions. From August 1998 until June 2002, Mr. Tauss was President, Chief Executive Officer and a director of TollBridge Technologies, Inc., a developer of voice-over-broadband products. Prior to co-founding TollBridge, Mr. Tauss was Vice President and General Manager of Ramp Networks, Inc., a provider of Internet security and broadband access products, with responsibility for engineering, customer support and marketing. Mr. Tauss earned both a B.S. and an M.B.A. at the University of Illinois.

Incumbent Class III Directors Whose Terms Expire in 2005

Name	Age	Position
E. Thomas Hart	62	Chairman, President and Chief Executive Officer
Alan B. Lefkof	51	Director
Henry C. Montgomery	68	Director

E. Thomas Hart has served as our President, Chief Executive Officer and a member of our Board of Directors since June 1994, and as our Chairman since April 2001. Prior to joining QuickLogic, Mr. Hart was Vice President and General Manager of the Advanced Networks Division at National Semiconductor Corporation where he worked from September 1992 to June 1994. Prior to joining National Semiconductor, Mr. Hart was a private consultant from February 1986 to September 1992 with Hart Weston International, a technology-based management consulting firm. Prior experience includes senior level management responsibilities in semiconductor operations, engineering, sales and marketing with several companies including Motorola, Inc., an electronics provider, and National Semiconductor. Mr. Hart holds a B.S.E.E. from the University of Washington.

Alan B. Lefkof has served as a member of our Board of Directors since July 2002. Mr. Lefkof has been the Chief Executive Officer of Netopia, Inc., a broadband equipment, software and service provider which files reports pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), since 1994, and has been President and a director of Netopia since 1991. Prior to joining Netopia, Mr. Lefkof served as President of GRiD Systems Corporation, a laptop computer manufacturer, and as a management consultant at McKinsey & Company. Mr. Lefkof received a B.S. in computer science from the Massachusetts Institute of Technology and an M.B.A. from Harvard Business School.

Henry C. Montgomery has served as member of our Board of Directors since May 2003. Since 1980, he has been the Chairman of the Board of Montgomery Professional Services Corporation, a management consulting and financial services firm. From January 2000 to March 2001, Mr. Montgomery served as Executive Vice President, Finance and Administration and Chief Financial Officer of Indus International, Inc., which files reports pursuant to the Exchange Act and is engaged in enterprise asset management systems. From May to September 1999, he served as interim Executive Vice President of Finance and Administration and from November 2001 to December 2002 as a director of Spectrian Corporation, which filed reports pursuant to the Exchange Act and was a wireless telecom infrastructure company. Mr. Montgomery also serves as a director of Swift Energy Company, which files reports pursuant to the Exchange Act, and is Chairman of Catalyst Semiconductor, Inc., which files reports pursuant to the Exchange Act. He holds a B.A. in Economics from Miami University in Oxford, Ohio.

Incumbent Class I Directors Whose Terms Expire in 2006

Name	Age	Position
Donald P. Beadle	68	Director
Michael J. Callahan	68	Director

Donald P. Beadle has served as a member of our Board of Directors since July 1997. Since June 1994, Mr. Beadle has been President of Beadle Associates, a consulting firm. From October 1994 to December 1996, Mr. Beadle was a consultant for Asian business development at National Semiconductor Corporation. At National Semiconductor, he was Managing Director, Southeast Asia from 1993 until June 1994, Vice President of Worldwide Marketing and Sales, International Business Group from 1987 until 1993, and Managing Director, Europe from 1982 to 1986. Mr. Beadle was employed by National Semiconductor in executive sales and marketing positions for 34 years until June 1994, at which time he was Executive Vice President, Worldwide Sales and Marketing. Mr. Beadle serves on the Board of ASAT Holdings Limited, which files reports pursuant to the Exchange Act and is a provider of semiconductor assembly and testing services. Mr. Beadle received his technical education at the University of Connecticut and the Bridgeport Institute of Engineering.

Michael J. Callahan has served as a member of our Board of Directors since July 1997. Since January 2004, Mr. Callahan has been the Executive Chairman of Teknovus, Inc., a privately held company specializing in communications chipsets for subscriber access networks. From March 1990 through his semi-retirement in September 2000, Mr. Callahan served as Chairman of the Board, President and Chief Executive Officer of WaferScale Integration, Inc., a producer of peripheral integrated circuits. From 1987 to March 1990, Mr. Callahan was President of Monolithic Memories, Inc., a semiconductor manufacturing company. During this period Monolithic Memories became a subsidiary of Advanced Micro Devices, Inc., where Mr. Callahan was Senior Vice President of Programmable Products. From 1978 to 1987, Mr. Callahan was employed by Monolithic Memories in various positions including Vice President of Operations and Chief Operating Officer. Prior to joining Monolithic Memories, he worked at Motorola Semiconductor for 16 years where he was Director of Research and Development as well as Director of Linear Operations. Mr. Callahan also serves on the Board of Virtual Silicon Technology, Inc. During 2003, Mr. Callahan served on the Board of Integrated Telecom Express, Inc. which filed reports pursuant to the Exchange Act and was a provider of integrated software and circuit products. Mr. Callahan holds a B.S.E.E. from the Massachusetts Institute of Technology.

Board Meetings, Committees and Corporate Governance

The Board of Directors held a total of eight meetings and acted by unanimous written consent twice during fiscal 2003. The Board of Directors has determined that all of the Company’s Directors meet the independence requirements of the Nasdaq Stock Market, with the exception of Mr. Hart. Mr. Chua was not an independent director during his term as director.

The standing committees of the Board of Directors include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee, which currently consists of Michael J. Callahan, Alan B. Lefkof and Henry C. Montgomery, held seven meetings in fiscal 2003. Donald P. Beadle was a member of the Committee for the first five months of 2003. Mr. Callahan served as Chairman of the Committee for the first five months of 2003, and was a Committee member for the entire year. Mr. Montgomery joined the Board of Directors and Audit Committee in May 2003. Mr. Montgomery was appointed Chairman of the Audit Committee at the time of his election to the Board of Directors and was determined by the Board of Directors to be a financial expert, as defined by Item 401(h) of Regulation S-K. Each of the directors on the Audit Committee meets the independence requirements of the Nasdaq Stock Market.

The Audit Committee has sole and direct authority to select, evaluate and compensate our independent auditors, and it reviews and approves in advance all audit, audit related and non-audit services performed by the independent auditors (to the extent those services are permitted by the

Exchange Act). The Audit Committee meets with our management and financial personnel regularly to consider the adequacy of our internal controls and financial reporting process and the reliability of our financial reports to the public. The Committee also meets with the independent auditors regarding these matters. The Audit Committee has established a Financial Information Integrity Policy, under which QuickLogic can receive, retain and treat employee complaints concerning questionable accounting, internal accounting controls or auditing matters, or the reporting of fraudulent financial information. The Audit Committee examines the independence and performance of our independent auditors. In addition, among its other responsibilities, the Audit Committee reviews our critical accounting policies, our annual and quarterly reports on Forms 10-K and 10-Q, and our earnings releases before they are published. The Audit Committee has a written charter, a copy of which is attached hereto as Appendix A.

Compensation Committee

The Compensation Committee, which currently consists of Donald P. Beadle, Alan B. Lefkof and Gary H. Tauss, acted by written consent once in fiscal 2003. During this period, the Company did not change the compensation arrangements of or grant stock options to executive officers, and as a result there were no scheduled meetings of the Compensation Committee. Each of the directors on the Compensation Committee meets the independence requirements of the Nasdaq Stock Market. The purpose of the Compensation Committee is (i) to discharge the responsibilities of the Board of Directors relating to compensation of the Company’s directors, Chief Executive Officer and executive officers, (ii) to review and recommend to the Board of Directors compensation plans, policies and benefit programs, as well as approve individual executive officer compensation packages, and (iii) to approve the report on executive compensation required to be included in the Company’s annual proxy statement. The Compensation Committee’s duties also include administering QuickLogic’s stock option plans and employee stock purchase plan. The Compensation Committee has a written charter which is posted on our website at www.quicklogic.com under the heading “ Investor Relations.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, which currently consists of Michael J. Callahan and Gary H. Tauss, was formed on January 21, 2004 and, consequently, held no meetings in fiscal 2003. Each of the directors on the Nominating and Corporate Governance Committee meets the independence requirements of the Nasdaq Stock Market. The purpose of the Nominating and Corporate Governance Committee is to (i) assist the Board of Directors by identifying, evaluating and recommending to the Board of Directors, or approving as appropriate, individuals qualified to be directors of QuickLogic for either appointment to the Board of Directors or to stand for election at a meeting of the stockholders; (ii) review the composition and evaluate the performance of the Board of Directors; (iii) review the composition of committees of the Board of Directors and recommend persons to be members of such committees; (iv) review conflicts of interest of members of the Board of Directors and corporate officers; and (v) review and recommend to the Board of Directors corporate governance principles. The Nominating and Corporate Governance Committee has a written charter which is posted on our website at www.quicklogic.com under the heading “Investor Relations.”

The Nominating and Corporate Governance Committee will regularly review the size and composition of the full Board of Directors and will consider the recommendations properly presented by qualified stockholders as well as recommendations from management, other directors and other appropriate sources to attract top candidates to serve on the Board of Directors. Except as may be required by rules promulgated by the Nasdaq Stock Market or the Securities and Exchange Commission, it is the current sense of the Nominating and Corporate Governance Committee that there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. In evaluating the qualifications of the candidates, the Committee will consider many factors, including issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee will evaluate such factors, among others, and will not assign any particular weighting or priority to any of these factors. While the Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a Board of Directors that is predominantly independent and is comprised of directors who (i) are of high integrity, (ii) have qualifications that will increase the overall effectiveness of the Board of Directors and (iii) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

It is the policy of the Nominating and Corporate Governance Committee to consider recommendations for candidates to the Board of Directors from stockholders holding no less than 1,000 shares of QuickLogic’s outstanding voting securities continuously for at least six (6) months prior to the date of the submission of the recommendation. Stockholders may suggest qualified candidates for director by writing to the Nominating and Corporate Governance Committee, care of the Chief Financial Officer, 1277 Orleans Drive, Sunnyvale, California 94089 and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications and an explanation of the reasons why the stockholder believes this candidate is qualified for service on QuickLogic’s Board of Directors. The stockholder must also provide such other information about the candidate that would be required by the Securities and Exchange Commission rules to be included in a Proxy Statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The Nominating and Corporate Governance Committee will evaluate all stockholder-recommended candidates on the same basis as any other candidate. Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates are posted on our website at www.quicklogic.com under the heading “Investor Relations.”

Other Committees and Participation

The Board of Directors has delegated to E. Thomas Hart, as the member of our Stock Option Committee, the authority to approve the grant to non-executive officers, employees and other individuals of stock options in amounts less than or equal to 40,000 shares per grant, and to allocate options to purchase common stock to non-executive employees once these grants have been authorized in total by the Board of Directors or the Compensation Committee.

During June 2003, the Board of Directors elected a Settlement Committee comprised of Donald P. Beadle and Alan B. Lefkof. The Committee was established by the Board of Directors with the sole and full corporate power and authority to review the proposed settlement of the litigation entitled: In re Initial Public Offering Securities Litigation 21 MC 92 (SAS); In re QuickLogic Corporation Initial Public Offering Sec. Litig. (01 Civ. 9503), (the “Action”), and to decide whether or not QuickLogic should enter into the proposed settlement. The Committee will remain in effect until the Action has been settled in its entirety. The Committee met once during 2003 to consider the settlement proposal to the Action and determined that it was in the best interests of QuickLogic to conditionally accept the proposed settlement agreement.

During fiscal 2003, no director, other than Michael J. Callahan and Alan B. Lefkof, attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during their term as a director and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served. Mr. Callahan attended 63% of the meetings of the Board of Directors and 100% of the Audit Committee meetings held during the year. Mr. Lefkof attended 88% of the meetings of the Board of Directors held during the year and 67% of the Audit Committee meetings held during the year while he was a member of the Audit Committee.

QuickLogic expects its directors to attend its annual meetings absent a valid reason, such as a schedule conflict. The April 2003 Annual Meeting of Stockholders was attended by all directors.

Contacting the Board of Directors

Stockholders may contact QuickLogic’s Board of Directors by writing, whether by mail or express mail, to: QuickLogic Corporation Board of Directors, 1277 Orleans Drive, Sunnyvale, California 94089. Our Nominating and Corporate Governance Committee policy for shareholder communication with directors is posted on our website at www.quicklogic.com under the heading “Investor Relations.”

Code of Conduct and Ethics

QuickLogic has adopted a Code of Conduct and Ethics applicable to all employees and directors. The Code covers topics including, but not limited to, financial reporting, conflicts of interest, confidentiality of information, compliance with laws and regulations and the code of ethics for our Chief Executive Officer, Chief Financial Officer and controllers. A copy of the Code of Conduct and Ethics is posted on our website at www.quicklogic.com under the heading “Investor Relations.”

Director Compensation

Our non-employee directors receive grants of stock options pursuant to the terms of our 1999 Stock Plan and are reimbursed for their out-of-pocket expenses incurred in connection with attending Board of Directors and committee meetings. Non-employee directors have not received cash compensation for their service as members of the Board of Directors. During fiscal 2003, the Board of Directors made the following grants of stock options to non-employee directors:

Name	Number of Securities Underlying Options Granted	Exercise Price Per Share	Expiration Date
Donald P. Beadle	7,000	$1.75	April 30, 2013
Michael J. Callahan	7,000	$1.75	April 30, 2013
Alan B. Lefkof	7,000	$1.75	April 30, 2013
Henry C. Montgomery	35,000	$2.42	May 19, 2013
Gary H. Tauss	7,000	$1.75	April 30, 2013

The options generally vest 25% one year after the vesting commencement date and 1/48 per full month of service thereafter. The options granted in 2003 to returning directors vest monthly over a one-year period. The exercise price is equal to the closing price of QuickLogic’s common stock as listed on the Nasdaq National Market on the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and beneficial owners of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on our review of the copies of such reports received by us or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2003, our officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements, except that Mr. Ronald Zimmerman did not file a Form 4 in a timely fashion to report the sale of 12,753 common shares in the open market on December 5, 2003. Mr. Zimmerman subsequently filed a Form 5 on January 23, 2004.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP, independent auditors, to audit QuickLogic’s consolidated financial statements for the fiscal year ending December 31, 2004 and, as a matter of good corporate governance, seeks ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its appointment.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2004 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees billed to QuickLogic by PricewaterhouseCoopers LLP during Fiscal 2003

PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the Company’s independent auditor, billed QuickLogic for the following professional services:

	Years Ended December 31,
	2003	2002
Audit fees	$185,500	$169,600
Audit related fees	—	—
Tax fees	$77,900	$104,800
All other fees	$13,700	—

Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services, and the related fees, provided to QuickLogic by our independent auditors, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible under the Securities Exchange Act of 1934 or the rules of the Securities and Exchange Commission. Accordingly, the Audit Committee pre-approved all services and fees provided by PricewaterhouseCoopers during the year ended December 31, 2003 and has concluded that the provision of these services is compatible with the accountant’s independence.

Descriptions of fees billed are as follows:

Audit Fees

Audit fees consist of the aggregate fees for professional services rendered by PricewaterhouseCoopers for the audit of QuickLogic’s consolidated financial statements and its limited reviews of QuickLogic’s unaudited condensed consolidated interim financial statements as of and for the years ended December 31, 2003 and 2002.

Audit Related Fees

Audit related fees would consist of the aggregate fees for assurance and related services by PricewaterhouseCoopers not included in audit fees that are reasonably related to the performance of the audit or review of QuickLogic’s consolidated financial statements and its limited reviews of QuickLogic’s unaudited condensed consolidated interim financial statements.

Tax Fees

Tax fees consist of the aggregate fees for professional services rendered by PricewaterhouseCoopers for tax compliance, tax advice, and tax planning for the years ended December 31, 2003 and 2002.

All Other Fees

All other fees consist of the aggregate fees for professional services rendered by PricewaterhouseCoopers other than those described above. In fiscal 2003, the fees were primarily for corporate matters related to our international operations.

Required Vote

The affirmative vote of a majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP as QuickLogic’s independent auditors for the fiscal year ending December 31, 2004.

Recommendation of the Audit Committee of the Board of Directors

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS QUICKLOGIC’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

Report of the Audit Committee

The Audit Committee provides assistance to the Board of Directors while fulfilling its legal and fiduciary obligations involving accounting, auditing and internal control as set forth in the Audit Committee Charter attached to this proxy. Management is responsible for preparing the financial statements and the independent auditors are responsible for auditing the financial statements. The Audit Committee is responsible for overseeing the conduct of these activities performed by management and by the independent auditors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2003 Annual Report on Form 10-K with QuickLogic’s management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and No. 90, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the company and its management, including the matters in the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, the Audit Committee has discussed with the independent auditors, with and without management’s presence, their evaluations of the Company’s internal accounting controls and the overall quality of the financial reporting. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in QuickLogic’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Respectfully submitted,
THE AUDIT COMMITTEE
Michael J. Callahan Alan B. Lefkof Henry C. Montgomery

OTHER INFORMATION

Equity Compensation Plan Information

The following table sets forth certain information as of the end of the most recently completed fiscal year with respect to compensation plans (including individual compensation arrangements) under which equity securities of the registrant are authorized for issuance, aggregated as follows:

i.                   All compensation plans previously approved by security holders; and

ii.               All compensation plans not previously approved by security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance(1)
Equity compensation plans approved by security holders	8,225,161	$5.73	7,748,334
Equity compensation plans not approved by security holders	—	—	—
Total	8,225,161	$5.73	7,748,334

(1)          This number includes approximately 3,826,905 shares available for future issuance under our stock option plans and approximately 3,921,429 shares available for future issuance under our employee stock purchase plan.

Security Ownership

The following table sets forth certain information regarding our common stock beneficially owned as of February 27, 2004 by (i) each person who is known by QuickLogic to own beneficially more than 5% of QuickLogic’s common stock, (ii) each director of QuickLogic, (iii) each of the named executive officers listed in the Summary Compensation Table and (iv) all directors and executive officers of QuickLogic as a group. Shares of common stock subject to options that are exercisable within 60 days of February 27, 2004 are deemed to be outstanding and beneficially owned by the person holding the option for the purpose of computing the percentage of ownership for that person but are not treated as outstanding for the purpose of computing the beneficial ownership of any other person. This table is based on information provided to QuickLogic or filed with the Securities and Exchange Commission by QuickLogic’s directors, executive officers and principal stockholders. Unless otherwise indicated in the footnotes below, and subject to community property laws where applicable, each of the named persons have sole voting and investment power with respect to the shares shown as beneficially owned.

Unless otherwise indicated, the address for each stockholder listed in the following table is care of QuickLogic Corporation, 1277 Orleans Drive, Sunnyvale, California 94089. The applicable percentage ownership in the following table is based on 24,843,441 shares of common stock outstanding as of February 27, 2004.

	Shares Beneficially Owned
Name of Beneficial Owner	From Options(1)	Total Number(2)	Percent
Kopp Investment Advisors, LLC(3) 7701 France Ave South, Suite 500 Edina, MN 55435	—	2,859,400	11.51%
State of Wisconsin Investment Board(4) P.O. Box 7842 Madison, WI 53707	—	2,197,500	8.85%
Pequot Capital Management, Inc.(5) 500 Nyala Farm Road Westport, CT 06880	—	1,526,800	6.15%
E. Thomas Hart	1,475,019	1,588,260	6.03%
Donald P. Beadle	86,562	94,062	*
Michael J. Callahan	70,728	70,728	*
Hua-Thye Chua(6)	16,667	207,496	*
Alan B. Lefkof	21,728	21,728	*
Henry C. Montgomery	—	—	*
Gary H. Tauss	16,728	16,728	*
Carl M. Mills	84,894	101,318	*
Timothy Saxe	179,165	179,165	*
Jeffrey D. Sexton	98,124	109,360	*
Reynold W. Simpson	359,797	359,800	1.43%
Ronald D. Zimmerman	197,917	203,067	*
All executive officers and directors as a group (13 persons)	2,901,684	3,255,501	11.73%

*       Less than 1% of the outstanding common stock.

(1)          This column includes shares issuable pursuant to options exercisable within 60 days of February 27, 2004.

(2)          This column consists of outstanding shares plus the options set forth in the previous column.

(3)          Based on information contained in the Schedule 13G/A which was filed on behalf of Kopp Investment Advisors, LLC, Kopp Holding Company, LLC, Kopp Holding Company, LeRoy C. Kopp and Kopp Emerging Growth Fund pursuant to Section 13 of the Exchange Act on February 3, 2004.

(4)          Based on information contained in the Schedule 13G/A which was filed by this stockholder pursuant to Section 13 of the Exchange Act on February 11, 2004.

(5)          Based on information contained in the Schedule 13G which was filed by this stockholder pursuant to Section 13 of the Exchange Act on February 13, 2004.

(6)          Total number includes 16,667 shares exercisable upon exercise of options held by Mr. Chua that are exercisable within 60 days of February 27, 2004; 72,288 shares owned directly by Mr. Chua; 35,209 shares beneficially owned by Mr. Chua, as trustee for H.T. Chua & Jessie Chua TTEES for the H.T. Chua Trust Agreement dated December 20, 1974. Total number also includes the following shares, which Mr. Chua disclaims the beneficial ownership of: 20,833 shares beneficially owned by Mr. Chua, as custodian for The Bryan Shyang-Ming Chua Trust dated December 19, 1975; 20,833 shares beneficially owned by Mr. Chua, as custodian for Caroline Siok-Yau Chua Trust dated December 19, 1975; 20,833 shares beneficially owned by Mr. Chua, as custodian for Cathleen Siok-Syuan Chua Trust dated December 19, 1975; and 20,833 shares beneficially owned by Mr. Chua, as custodian for Christine Siok-Pee Chua Trust dated December 19, 1975. Effective February 27, 2004, Mr. Chua resigned as an active director and become a Director Emeritus.

Related Party Transactions

Ronald D. Zimmerman, our Vice President, Administration, is an executive officer of QuickLogic. In July 2000, Mr. Zimmerman received $150,000 from QuickLogic in exchange for an unsecured, full-recourse promissory note bearing simple interest at the rate of 5% per annum. The note, as amended, is payable upon demand. As of December 31, 2003, $176,000 of principal and interest was outstanding under the note.

Executive Compensation

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid during the last three fiscal years to (i) our Chief Executive Officer, (ii) the next four most highly compensated executive officers, whose aggregate cash compensation exceeded $100,000 during the year ended December 31, 2003, and (iii) our Chief Financial Officer.

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Securities Underlying Options	All Other Compensation (1)
E. Thomas Hart Chairman, President and Chief Executive Officer	2003 2002 2001	$487,682 442,864 442,124	— — —	— 350,000 400,000	$13,200 13,200 13,200
Reynold W. Simpson Senior Vice President, Chief Operating Officer	2003 2002 2001	291,938 263,719 259,848	— — —	— 150,000 200,000	9,000 9,000 9,000
Jeffrey D. Sexton(2) Vice President, Worldwide Sales	2003 2002 2001	243,190 229,436 54,605	$7,000 — —	— 110,000 125,000	9,000 9,000 2,798
Timothy Saxe(3) Vice President, Engineering	2003 2002 2001	234,287 215,073 133,096	— — 25,000	— 200,000 200,000	9,000 9,000 5,885
Ronald D. Zimmerman Vice President, Administration	2003 2002 2001	219,068 198,325 198,157	— — —	— 50,000 25,000	9,000 9,000 9,000
Carl M. Mills(4) Vice President, Finance and Chief Financial Officer	2003 2002	209,888 67,500	— —	— 200,000	9,000 3,462

(1)          The amounts listed represent automobile allowances.

(2)          Mr. Sexton joined QuickLogic in August 2001.

(3)          Mr. Saxe joined QuickLogic in May 2001.

(4)          Mr. Mills joined QuickLogic in August 2002.

Options Granted and Options Exercised in the Last Fiscal Year

In 2003, we did not grant options to executive officers. However, we granted options to purchase an aggregate of 514,500 shares to non-executives and to independent directors. Options to purchase shares generally vest at the rate of 25% after one year of service from the date of grant, and 1/48th at the end of each month thereafter. Options have a term of ten years but may terminate before their expiration dates if the optionee’s status as an employee is terminated or upon the optionee’s death or disability.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

In 2003, no executive officers exercised any stock options.

The following table sets forth certain information concerning the number and value of unexercised options held by each of the named executive officers at the end of our fiscal year.

	Number of Securities Underlying Unexercised Options		Value of Unexercised In-the-Money Options(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
E. Thomas Hart	1,375,020	483,334	$1,263,504	$303,000
Reynold W. Simpson	329,493	222,025	24,875	77,625
Jeffrey D. Sexton	82,708	152,292	58,287	115,113
Timothy Saxe	154,166	245,834	49,750	152,250
Ronald D. Zimmerman	183,334	56,250	233,839	38,063
Carl M. Mills	68,229	131,771	112,224	219,276

(1)          The value of “In-the-Money” stock options is based on $4.11 per share, the closing price at the end of our fiscal year, less the exercise price multiplied by the aggregate number of shares underlying the option.

Change in Control Agreements

QuickLogic entered into change of control severance agreements with Messrs. Hart, Saxe, Sexton, Simpson, Whipple and Zimmerman in 2001, and with Mr. Mills in 2002. The agreements provide that if there is a change of control of QuickLogic and such executive officers are involuntarily terminated without cause within twelve months following the change of control, QuickLogic will provide the following to the executive officer:

•       A cash payment equal to 100% of his annual compensation (including 100% of the variable compensation for the year) plus 100% of any bonus declared prior to the date of any such termination except that Mr. Hart’s agreement provides a cash payment equal to 200% of his annual compensation;

•       The same level of benefits, including but not limited to health, dental and vision coverage, as in effect on the day before such termination or the date he is no longer eligible to receive continuation coverage pursuant to COBRA, for a period of 12 months following the date of any such termination; and

•       Full acceleration of all unvested stock options.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board of Directors at the end of fiscal 2003 were Messrs. Beadle, Lefkof and Tauss. All members are independent directors. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Performance Graph

The following graph compares the cumulative total return to stockholders of our common stock from October 15, 1999 (the date of our initial public offering) to December 31, 2003 to the cumulative total return over such period of (i) the S&P 500 Index and (ii) the S&P Semiconductors Index. The graph assumes that $100 was invested on October 15, 1999 in QuickLogic’s common stock at its initial public offering price of $10.00 per share and in each of the other two indices and the reinvestment of all dividends, if any.

The information contained in the Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that QuickLogic specifically incorporates it by reference into any such filing. The graph is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

*       $100 invested on 10/15/99 in stock or on 9/30/99 in index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

REPORT OF THE COMPENSATION COMMITTEE
REGARDING EXECUTIVE COMPENSATION

The Compensation Committee is currently comprised of Donald P. Beadle, Alan B. Lefkof and Gary H. Tauss, each of whom is an independent director. The Compensation Committee reviews and approves QuickLogic’s executive compensation programs. The role of the Compensation Committee is to approve salaries and other compensation paid to executive officers of QuickLogic and to administer the Company’s stock plans. The Compensation Committee approves all stock option grants to executive officers, all executive officer planned salaries, cash bonus payments to executive officers and stock option grants to employees.

QuickLogic’s executive pay programs are designed to attract and retain executives who will contribute to QuickLogic’s long-term success, to mesh executive and stockholder interests through the use of stock options and to provide a compensation program that recognizes individual contributions and Company performance.

At this time in the Company’s growth, the Compensation Committee has determined that the most effective means of compensation are salaries, consisting of fixed and variable portions, bonuses and long-term incentives through the use of QuickLogic’s stock option plan.

Salary

The Compensation Committee meets during the Company’s focal review process to review and approve each executive officer’s salary for the ensuing year. When reviewing salaries, the Compensation Committee considers the following factors: business conditions, competitive pay practices, individual performance against goals, levels of responsibility, breadth of knowledge and prior experience. The relative importance of these factors varies, depending on the particular individual whose salary is being reviewed. To provide the Compensation Committee with more information for making compensation comparisons, QuickLogic provides the Committee with surveys of compensation for a group of comparable companies with revenues similar to QuickLogic’s revenue. The Compensation Committee’s objective in setting salaries is generally to pay salaries at a level roughly comparable to the median for companies with which QuickLogic competes for personnel. Generally, executive salaries are divided into fixed and variable portions. The variable portion is weighted 60% on performance to revenue objectives, 25% on performance to profit objectives and 15% on individual management objectives. The variable portion is approximately 30% of planned salary compensation. Our CEO is responsible for determining whether the executives have met their respective management objectives. During 2003, the Compensation Committee did not change the compensation arrangements of or grant stock options to executive officers, and as a result there were no changes in executive officer compensation arrangements from 2002 to 2003. During 2002, the Compensation Committee approved target salaries between $210,000 and $300,000 for executives other than our Chief Executive Officer.

Compensation of Chief Executive Officer

In determining Mr. Hart’s salary, bonuses and stock option grants, the Compensation Committee considers the factors described above and Mr. Hart’s individual performance. Mr. Hart’s compensation arrangement did not change between 2002 and 2003. Mr. Hart’s 2003 aggregate cash compensation was $487,682, an increase of approximately $45,000 over 2002 due to an increase in the payout of the variable portion of his salary as a result of the Company’s performance against revenue and profit objectives.

Stock Options

QuickLogic’s stock option plan is designed to provide its executives and employees with an opportunity to share, along with its stockholders, in QuickLogic’s long-term performance. Initial grants of stock options are generally made to eligible executives and employees upon commencement of employment, with additional grants being made periodically based on performance or following a significant change in job responsibilities, scope or title. Stock options under the stock option plans generally vest over a four-year period and expire ten years from the date of grant. The exercise price of our options is usually 100% of the fair market value of the common stock on the date of grant. The Board of Directors has delegated the authority to the Compensation Committee to grant stock options to all employees and executive officers, and has delegated the authority to the Stock Option Committee to grant options to employees other than executive officers. Guidelines for the number of stock options for each participant under the option plans are generally determined by the Compensation Committee or the Stock Option Committee. Initial stock option grants to executive officers are negotiated as part of their offer letter, and subsequent renewal grants are determined based upon levels of responsibility, individual performance and competitive compensation practices. The Compensation Committee believes the existing grants and vesting schedules currently align the executive officers’ objectives with those of QuickLogic’s stockholders.

Other

Other elements of executive compensation include company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan.

The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (referred to below as the “Section”). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, unless such compensation is performance-based. Since the cash compensation of each of the named executive officers is below the $1 million threshold and the Compensation Committee believes that any options granted under the Stock Plan will meet the requirements of being performance-based, the Compensation Committee believes that the Section will not reduce the tax deduction available to QuickLogic. QuickLogic’s policy is to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary for QuickLogic’s success. Consequently, the Compensation Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

Respectfully submitted,
THE COMPENSATION COMMITTEE
Donald P. Beadle
Alan B. Lefkof
Gary H. Tauss

Other Matters

At this time the Board of Directors knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the proxy holders named in the accompanying proxy intend to vote the proxies on such matters in accordance with their best judgment.

For the Board of Directors,

E. Thomas Hart
Chairman, President and Chief Executive Officer

Sunnyvale, California
March 17, 2004

APPENDIX A

QUICKLOGIC CORPORATION

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

PURPOSE:

The purpose of the Audit Committee of the Board of Directors of QuickLogic Corporation (the “Company”) shall be:

•       To provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company’s financial reporting process;

•       To provide the Company’s Board of Directors with the results of its monitoring and recommendations derived therefrom;

•       To select the independent auditors to audit the Company’s financial statements and where appropriate to nominate such independent auditors for approval by the shareholders in any proxy statement; and

•       To provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. The members will meet the following criteria:

1.                Each member will be an independent director, in accordance with the applicable rules of the Nasdaq National Market (“Nasdaq”) and the Securities and Exchange Commission (“SEC”);

2.                Each member shall be able to read and understand fundamental financial statements applicable to the Company, at the time of their appointment, in accordance with the applicable rules of Nasdaq and federal laws; and

3.                At least one member shall be, in the judgment of the Board of Directors, an Audit Committee Financial Expert, in accordance with the applicable rules of the SEC and at least one member shall have accounting or related financial management expertise in accordance with the applicable rules of Nasdaq.

RESPONSIBILITIES:

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee or the Board of Directors may amend them as appropriate. The responsibilities of the Audit Committee shall include:

•       Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company’s financial reporting process;

•       Reviewing with management on a continuing basis significant accounting policies and practices, disclosure controls and procedures, the adequacy of the Company’s system of internal controls,

including any significant deficiencies or other matters reported to the Audit Committee by management or the independent auditors;

•       Direct responsibility for appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting);

•       Reviewing the independent auditors’ proposed audit scope, approach and independence;

•       Pre-approving all audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible) and the fees related to these services;

•       Reviewing the performance of the independent auditors, who shall report directly to the Audit Committee;

•       Requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

•       Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•       Directing the Company’s independent auditors to review, before filing with the SEC, the Company’s interim financial statements included in Quarterly Reports on Form 10-Q using professional standards and procedures for conducting such reviews;

•       Discussing with the Company’s independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61 and Statement on Accounting Standard No. 71, as modified or supplemented;

•       Reviewing with management and the auditors, before release, the audited financial statements and Management’s Discussion and Analysis in the Company’s Annual Report on Form 10-K and the unaudited interim financial statements in the Company’s Quarterly Report on Form 10-Q (management may facilitate the communication between the Audit Committee and the auditors);

•       Reviewing with management, before release, the Company’s earnings release and financial information and earnings guidance;

•       Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•       Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•       Providing oversight and review at least annually of the Company’s risk management policies, including an annual review of its investment policies;

•       Instituting special investigations, if necessary, with full access to all books, records, facilities and personnel of the Company and, as appropriate, obtaining advice and assistance from independent outside legal, accounting or other advisors, with funding from the Company;

•       Reviewing and approving in advance any related party transactions;

•       Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•       Providing a report in the Company’s Proxy Statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A;

•       Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and Audit Committee members, member qualifications and activities;

•       Establishing a policy that pertains to hiring the auditor’s employees or former employees;

•       Reviewing the Audit Committee’s own charter, structure, processes and membership requirements at least annually; and

•       Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule of regular meetings, which it will provide to the Board of Directors. The Audit Committee will meet separately with the independent auditors at least quarterly as well as members of the Company’s management as it deems appropriate.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board of Directors from time to time as may be appropriate.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may, to the extent permitted by applicable law, the Nasdaq, the SEC, and the Company’s Certificate of Incorporation and Bylaws, delegate their responsibilities to one or more Committee members. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

LIMITATIONS:

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

Amended and restated December 2003

QUICKLOGIC CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
TUESDAY, APRIL 20, 2004

The undersigned hereby appoints E. Thomas Hart and Carl M. Mills, or either of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of QuickLogic Corporation to be held at QuickLogic’s offices at 1277 Orleans Drive, Sunnyvale, CA 94089 on Tuesday, April 20, 2004 at 10:00 a.m., and any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

(Continued and to be signed on the other side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

QUICKLOGIC CORPORATION

April 20, 2004

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

\/   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR LISTED BELOW AND
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE
OR BLACK INK AS SHOWN HERE   ☒

Proposal 1:	To elect one Class ll director to serve for a term of three years or until his successor is elected.
NOMINEE:
☐ FOR	Gary H. Tauss
☐ WITHHOLD AUTHORITY

		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as QuickLogic’s independent auditors.	☐	☐	☐

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.